GLENN A. NOREM
                          Amended Employment Agreement



    AGREEMENT  by  and  between  Multimedia  Access   Corporation,   a  Delaware
corporation (herein called the "Company"), and Glenn A. Norem (herein called the "Employee").

                                   WITNESSETH:

         For and in consideration of the mutual promises and covenants herein contained, the parties hereto mutually agree as follows:

Section 1. Employment. The Company hereby employs the Employee as Chief Executive Officer of the Company for the term and upon the terms and conditions hereinafter set forth, and the Employee hereby accepts such employment.

Section 2. Term. The Employee's employment hereunder shall be for a term of five
(5) years commencing February 7, 1994, and continuing through and including February 6, 1999, renewable automatically from year to year thereafter unless either party provides the other with written notice of non-renewal at least 90 days prior to the expiration of the initial term or of any renewal term.

Section 3. Duties; Control and Direction by Board of Directors.

         Section 3(a). Duties. The Employee agrees to serve as Chief Executive Officer. As such, the Employee (i) shall assist the Company in the development of all phases of the Company's business and (ii) shall have such other or further duties, powers, and responsibilities as from time to time may be assigned to him by the Board of Directors of the Company.

         Section 3(b). Rules and Regulations. The Employee shall comply with all Company rules and regulations applicable to the executive employees of the Company or to its employees generally and with all Company policies established by the Board of Directors.

Section 4. Extent of Services. During the term of this Agreement, the Employee shall devote his best efforts to the business of the Company and the furthering of its interests and to the discharge of his duties, functions and responsibilities hereunder.

Section 5. Compensation. As compensation during the term of the Employee's employment hereunder, the Company shall pay to the Employee, and the Employee shall accept, a salary at the rate of $135,000 per annum, or at such higher rate as the Board of Direc-tors, after periodic review, at its option and in its sole discretion, may fix. The Employee will also receive an annual bonus based on performance. Such bonus will be determined annually by the Board of Directors.

Section 6. Fringe Benefits. The Employee shall have the right to participate, on the same terms and subject to the same conditions, limitations, restrictions and requirements as the other executive employees of the Company in such medical, health, insurance, pension, profit sharing, stock option and other plans, if any, as the Company may from time to time provide for the benefit of its employees and in which executive employees of the Company are eligible to participate. The Company shall provide the Employee with an automobile allowance of $850.00 per month.

Section 7. Expenses. The Employee is authorized to incur reasonable expenses in performing services for and in promoting the business of the Company, including expenses for business entertainment and travel. The Company shall promptly reimburse the Employee for such expenses provided that the Employee presents an itemized statement of the same together with such supporting vouchers as the Company may from time to time require and are normally available.

Section 8. Patents, Copyrights, etc.

         Section 8(a). Patents, Copyrights, etc. The Employee agrees that any and all "Proprietary Property" (as defined in Section 8(b) following) that is created, developed or discovered by or for the Company, or acquired by the Company from others, and that comes into the Employee's knowledge or possession during and in the course of the Employee's employment hereunder, shall be received by the Employee as an employee of the Company and not in any way for his own benefit, and that the Employee shall have no rights and shall acquire no rights therein unless and until the Company shall expressly and in writing waive the rights that it has therein and thereto under the provisions of this sentence. The Employee further agrees (a) that any and all Proprietary Property that is invented, created, written, developed, furnished or produced by the Employee during the term of the Employee's employment under this Agreement shall be the exclusive property of the Company, and that the Employee shall have no right, title or interest of any kind therein or thereto or in and to any results or proceeds therefrom, and (b) that at any time, during the term of this Agreement, the Employee will (1) upon the request and at the expense of the Company, (i) obtain patents or copyrights on, or (ii) permit the Company to patent or copyright, any such material, whichever (i) or (ii) is appropriate, and/or (2) at the request of the Company, execute any and all assignments, instruments of transfer, or other documents, that the Company deems necessary or appropriate to transfer to the Company all rights in or to such materials or to

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evidence the  Company's  ownership  of such rights or any of them.  The Employee shall not, without limitation as to time or place, use any Proprietary Property except on Company business during his period of employment or disclose same to any other person, firm or corporation, except for disclosure on Company business.

         Section 8(b). "Proprietary Property." As used in this Agreement, "Proprietary Property" means any and all ideas, creations, inventions, improvements, know-how, methods of applying and putting into practice any inventions or know-how and proprietary technical information which are not generally known in the videoconferencing industry and which are disclosed to or known or developed by Employee as a consequence of or through his employment.

Section 9. Insurance. The Employee agrees to submit to the usual and customary medical examinations and otherwise cooperate with the Company in its procurement of such insurance policies on the Employee's life as the Company may desire. If at any time in the Employee's lifetime the Employee ceases to be employed by the Company, then the Company shall promptly, if requested by the Employee and subject to the applicable regulations of the insurance company or companies concerned, transfer, assign and deliver to the Employee, any and all insurance policies on the life of the Employee then held and/or owned by the Company. Premiums shall be adjusted to the date of such transfer, assignment and delivery.

Section 10. Participation in Competing Business. The Employee shall not at any time during the term of his employment own a majority or controlling interest in or be connected with majority ownership, management, operation, or control of any business that engages in a business which deals in services or products similar to and competitive with the Company's services or products in the United States or any other geographic region where the Company is engaged in business, but the above shall not be deemed to exclude Employee from acting as a director of or a consultant to other corporations or entities with the consent of the Company's Board of Directors.

Section 11. Non-Competition.

         The Company's Board of Directors may require that the Employee not compete with the Company or solicit any of the Company's clients on behalf of himself or an entity founded by the Employee within two years after leaving the Company. The Employee further agrees that the Company's Board of Directors may require that the Employee not compete with the Company or solicit any of the Company's clients as an employee of a company that engages in a business which deals in services or products and competitive with the Company's services or products within two years after leaving the Company.

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


         In consideration for the above agreement, the Company's Board of Directors agrees that the Employee shall continue to receive a salary at the level of compensation received by Employee at the time employment ends, as provided by Section 5 of this Employment Agreement, for the entire period the Non-Competition clause is in effect.

Section 12. Termination of the Agreement and of the Employee's Employment Hereunder.

          Section 12(a). Termination for Cause by the Company. The Company shall have the right to terminate this Agreement and Employee's employment hereunder at any time for cause (as defined in Section 19 hereunder) upon 30 days' written notice of such termination specifying the reasons therefor. Employee shall have 30 days following receipt of such written notice to cure the cause to the satisfaction of the Board of Directors. In the event Employee does not cure such cause in the good faith determination of the Board, Employee's employment hereunder shall cease. In the event of such termination for cause, Employee shall be entitled to receive accrued pay and benefits as of the date of termination.

         Section 12(b). Termination Without Cause by the Company or for Good Reason by the Employee. In the event that:

         (1) the Company terminates this Agreement and the Employee's employment hereunder without cause, that is, for any reason other than "cause" (as defined in Section 19 hereof), death or incapaci- ty; or

         (2) the Employee terminates this Agreement and his employment hereunder for "Good Reason" (as defined in Section 19 hereof); then, in either such case:

         The Employee shall receive from the Company prior to the effective time of such termination: (i) all Employee's accrued salary, bonuses and benefits through the date of such termination, (ii) the acceleration as to vesting of those certain options, assumed by the Company pursuant to the terms of the Agreement and Plan of Merger and Reorganization between Viewpoint Systems, Inc. and the Company, to purchase securities of the Company granted or issued to Employee (and, in the event of a change in control, the assumption by the acquiror of all such outstanding options) and the right to exercise such options within 90 days following the effective time of such termination; (iii) a sum equal in the aggregate to the full amount, discounted by three percent (3%), of
(a) the salary and benefits which the Employee would have received, at the average rate or rates in effect during the six-month period immediately prior to termination, and (b) the annual bonus or

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

bonuses which the Employee would have received, at the rate of the Employee's annual bonus for the last full fiscal year of the Company ending prior to termination, had, with respect to both (a) and (b), the Employee's employment under this Agreement continued for the full initial five-year term or renewal term thereof, as the case may be, as provided in Section 2 hereof, and (iv) immediate payment of all notes, convertible debt, and/or short-term debt owed by the Company to the Employee (the "Notes"), whether or not such Notes are due and payable at the time of termination. The Employee shall not be required to mitigate the amount of any payments provided for in this Section 12(b) by seeking other employment or otherwise, and any such employment, if obtained, shall not be deemed to mitigate such amount. In addition, upon termination of the agreement the Employee's obligations under his "lock-up" agreement with the Company shall terminate.

         Section 12(c). Voluntary Termination without Good Reason. In the event Employee terminates this agreement and his employment hereunder without Good Reason, Employee shall be entitled to receive accrued pay and benefits including benefits set forth in Section 12(b)(iv) as of the date of termination.

Section 12. Termination by Reason of Death or Incapacity of the Employee.

(a)  This Agreement will terminate upon the Employee's death.

(b)  Incapacity:

     (i) In the event Employee shall, during the term of employment, fail substantially to perform his duties hereunder for a period of six (6) consecutive months because of illness or other incapacity, he shall, upon the furnishing by a physician (acceptable to both Company and Employee or his family) of a written statement that Employee is totally incapacitated or that it would be unsafe or unwise for serious health reasons for Employee to perform his duties hereunder, be deemed to be totally incapacitated. In the event a physician cannot be located who is acceptable to both parties, each shall select a physician who shall together select a third, whose decision shall be final. In the event of a dispute or inability to select a third, a physician shall be selected by the American Arbitration Association, and such physician's decision shall be final.

     (ii) If Employee shall be deemed totally incapacitated as set forth above, the Company, unless this Agreement shall

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                  have earlier terminated, may at its option, by giving Employee written notice of its intention to do so, terminate Employee's employment hereunder effective as of the end of the calendar month in which such notice is given, and the Company shall pay Employee prior to the effective time of such termination a sum equal in the aggregate to an additional twelve (12) months' salary and benefits which the Employee would have received, at the average rate or rates in effect for the six-month period
                  immediately  prior  to  termination,   less  any  amounts  the
                  Employee receives through disability policies maintained by the Company, provided that, upon such termination, all notes, convertible debt, and/or short-term debt owed by the Company to the Employee (the "Notes"), whether or not such Notes are
                  due  and  payable  at  the  time  of  termination,   shall  be
                  immediately payable to the Employee; and further provided that, upon such termination, the Employee's obligations under his "lockup" agreement with the Company shall terminate.

    (iii) In the event Employee shall not have been deemed totally incapacitated as provided above, but shall have failed as a result of temporary incapacitation to perform his duties hereunder for an aggregate of more than twelve (12) months in any period of twenty-four (24) consecutive months, the Company may at its option, by giving Employee written notice of its intention to do so, terminate Employee's employment hereunder effective as of the end of the calendar month in which such notice is given, and the Company shall pay Employee prior to the effective time of such termination a sum equal in the aggregate to an additional twelve (12) months of salary and benefits which the Employee would have received, at the average rate or rates in effect for the six-month period immediately prior to termination, less any amounts the Employee receives through disability policies maintained by the Company, provided that, upon such termination, all notes, convertible debt, and/or short-term debt owed by the Company to the Employee (the "Notes"), whether or not such Notes are due and payable at the time of termination, shall be immediately payable to the Employee; and further provided that, upon such termination, the Employee's obligations under his "lock- up" agreement with the Company shall terminate.

Section 14.                Registration Rights.

         Section 14(a).  Piggyback Rights.   In the event that the Company shall
at any time undertake to file a registration statement with the Securities and Exchange Commission to register

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securities  of the  Company for sale to the public  (other  than a  registration
statement   relating  solely  to  an  employee   benefit  plan  or  a  Rule  145
transaction), either for the Company's account or for the account of others, then the Company shall provide to the Employee written notice of such intended registration and the anticipated terms thereof. The Employee shall be entitled to include in such registration all or any portion of the shares of Common Stock of the Company then held by the Employee (including shares of Common Stock issuable upon exercise of options or warrants or conversion of convertible securities). The Company shall bear any and all costs of the preparation and filing of the Registration Statement and the making of the offering, including
without  limitation  all  fees  of  the  Company's   independent   auditors  and
accountants and the fees of one counsel to all selling shareholders, provided only that the Employee shall be responsible for underwriting discounts and commissions associated with the shares sold by the Employee. In the event that the registration statement relates to an underwritten public offering, the Employee's right to include shares in the registration and offering will be contingent upon the Employee entering into an underwriting agreement with the underwriters of the offering providing for reciprocal indemnification and contribution and other customary terms appearing in underwriting agreements issued by investment bankers. In the event that the managing underwriters of a firm commitment underwritten offering advise the Company that marketing factors limit the aggregate number of shares that may be included in the registration and offering on behalf of selling stockholders, then the managing underwriters may limit the shares included in the registration and offering on the part of the Employee and other selling stockholders, provided that the Employee shall be entitled to sell a pro rata portion of the aggregate number of shares which are included on behalf of the selling stockholders, based upon the number of shares entitled to registration rights held by all selling stockholders proposing to include shares in the offering.

         Section 14(b). Demand Rights. At the written request of the Employee made at any time prior to termination of this Agreement or within one year thereafter, the Company agrees promptly to prepare and file a registration statement with the Securities and Exchange Commission to register under the Securities Act of 1933 for sale by the Employee of any or all shares of the Company's Common Stock, $.0001 par value per share, held by the Employee, or issuable to the Employee upon the exercise of stock options held by the Employee, to use its best efforts to have such registration statement declared effective as promptly as practicable and to maintain such registration statement in effect for not less than two years from its effective date. The Company shall bear any and all costs of the sale of the securities pursuant to the registration statement, except for fees payable to broker/dealers or to counsel for the Employee which will be borne by the Employee.

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

Prior to the effective date of the registration statement, the Company and the Employee will enter into an agreement providing for reciprocal indemnification and contribution substantially in the form customarily appearing in underwriting agreements issued by investment bankers.

         Section 14(c). Company's Registration Obligations. With regards to the registration rights granted to the Employee under Sections 14(a) and 14(b) the Company will use its best efforts to register or qualify the securities under the securities laws or blue sky laws of such jurisdictions as the Employee reasonably requires. The Company will also enter into such other agreements (including an underwriting agreement) as are customary and take such other actions as are reasonably required in order to expedite and facilitate the sale of the securities. The registration rights set forth in this section may be transferred to any transferee who acquires securities from the Employee; provided, however, that the Company is given written notice by the Employee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights are being assigned, and provided further, however, that registration rights may not be transferred to any person in connection with the acquisition of shares in a transaction that was registered under the Securities Act.

Section 15. Effect of Termination. Except as otherwise expressly provided for in this Agreement, the termination of this Agreement and of the Employee's employment hereunder shall not affect (a) the Company's obligations to pay the Employee any salary, benefits and bonus payments accrued to the date of such termination and unpaid, which obligations shall continue to bind the Company,
(b) the Employee's rights under Sections 12, 13 and 14 of this Agreement or under the written terms of any stock option or other benefit plan of the Company, or (c) any right to damages or other remedies that either party may have (under this Agreement or otherwise) by reason of any acts or omissions of the other party prior to such termination.



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Section  16.  Medical  Examination.  The  Employee  shall be  required to have a medical examination annually by a physician acceptable to the Company and at the Company's cost, the results of which shall be submitted to the Company.

Section 17. Waiver of Breach. Forbearance by either party to require performance of any provision hereof shall not constitute or be deemed a waiver by such party of such provision or of the right thereafter to enforce the same, and no waiver by either party of any breach or default hereunder shall constitute or be deemed a waiver of any subsequent breach or default, whether of the same or similar nature or of any other nature, or a waiver of the provision or provisions breached or with respect to which such default occurred.

Section 18. Notices. All notices and other communications required or permitted hereunder shall be in writing and may be personally delivered, deposited in the United States mail (first class postage prepaid, return receipt requested), transmitted by telecopier or telex, with copy by United States mail (first class postage prepaid), or sent by a private messenger or overnight courier which issues delivery receipts, addressed to the party for whom they are intended at the following addresses:

Address for the Company:                 Multimedia Access Corporation
                                         2665 Villa Creek, Suite 200
                                         Dallas, TX  75234

Address for the Employee:                2665 Villa Creek, Suite 200
                                         Dallas, TX  75234

Such notices and other communications shall be deemed effective upon receipt, and in any event be deemed received five days after deposit in the U.S. Mail, one business day after the business day of transmission by telecopy or telex, or one business day after the business day of deposit with an overnight courier, as the case may be. The above addresses may be changed by notice given pursuant to this Section 18.

Section 19. Definitions. As used in this Agreement:

Person. The term "person" shall mean and include any individual, partnership, firm, corporation, trust, unincorporated organization, or joint venture.

Cause. The term "cause" for termination by the Company of this Agreement and of Employee's employment hereunder shall mean such act or omission to act, or series of acts or omissions to act, or

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E
course of conduct of the Employee that would constitute reckless or criminal misconduct in the performance of his duties under the Agreement.

Good Reason. The term "Good Reason" for termination by the Employee of this Agreement and of his employment hereunder shall mean (i) a "change in control" of the Company (as defined herein) to which the Employee has not given his express written consent prior to its becoming effective; (ii) a good faith determination by the Employee that as a result of a "change in control" of the Company he is unable to discharge effectively his duties and offices under this Agreement; (iii) removal of the Employee from his position as Chief Executive Officer of the Company or failure to reelect him to this position or as a director of the Company; or (iv) a failure by the Company to comply with any material provision of this Agreement where such noncompliance has not been cured by the Company within thirty (30) days after the giving of written notice thereof by the Employee to the Company.

Change in Control. A "change in control" with respect to the Company shall be deemed to have occurred if (i) substantially all the assets of the Company are sold, other than any such transaction following which the stockholders of the Company prior to the transaction retain at least a majority of the voting equity securities of the surviving or successor corporation; (ii) the Company is merged or consolidated with, or becomes a subsidiary of, another corporation, other than any such transaction following which the stockholders of the Company prior to the transaction retain at least a majority of the voting equity securities of the surviving or successor corporation; (iii) any "person" or "group" of persons (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934, as amended), other than the Company or a subsidiary of the Company, and other than persons holding greater than 10% of the outstanding voting securities immediately following the merger of Multimedia Acquisition Corporation and Viewpoint Systems, Inc., becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, or (iv) during any period of two consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.



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Section 20. Severability. The invalidity or unenforceability of any provision of this Agreement shall not invalidate or render unenforceable any other provisions of this Agreement.

Section 21. Binding Effect. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. This Agreement shall be binding upon the Employee and, except that the Employee may not delegate his obligations hereunder, shall inure to the benefit of the Employee and the Employee's heirs, executors and administrators.

Section 22. Governing Law. This Agreement shall be governed by, and construed under and in accordance with, the laws of the State of Texas.

Section 23. Supersession of Prior Employment Agreement(s). As of the commencement date of this Agreement (September , 1996), -- this Agreement shall supersede Employee's employment agreements with the Company executed on May 28, 1996 and any and all other employment agreements Employee may have with the Company or Viewpoint Systems, Inc. This Agreement, however, shall not divest Employee of any accrued salary, options or other benefits previously granted and due Employee under the terms of Employee's employment agreement with the Company or Viewpoint Systems, Inc.

Section 24. Entire Agreement. This instrument embodies the entire agreement and understanding by and between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, modified or amended in whole or in part except by a writing signed by both parties. No waiver of any of the rights hereunder of either of the parties hereto shall be effective or binding unless such waiver shall be in writing and signed by the party against whom such waiver is sought to be enforced.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of this 1st day of October, 1996.

Multimedia Access Corporation                       Employee



By:  /s/ William D. Jobe                             /s/ Glenn A. Norem
    ----------------------------                    ---------------------------
         William D. Jobe                                 Glenn A. Norem
         Chairman of the Board

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